UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05569
                                   -----------

                            FRANKLIN UNIVERSAL TRUST
                    -------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               -------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        ----------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000
                                                    ---------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/09
                          -------


ITEM 1. REPORTS TO STOCKHOLDERS.


AUGUST 31, 2009

ANNUAL REPORT


                                   (GRAPHIC)

                                                                    FIXED INCOME

                            FRANKLIN UNIVERSAL TRUST

                     (FRANKLIN TEMPLETON INVESTMENTS LOGO)

                      FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

ANNUAL REPORT
Franklin Universal Trust ..................................................    1
Performance Summary .......................................................    6
Annual Shareholders' Meeting ..............................................    7
Important Notice to Shareholders ..........................................    8
Dividend Reinvestment and Cash Purchase Plan ..............................    9
Financial Highlights and Statement of Investments .........................   12
Financial Statements ......................................................   19
Notes to Financial Statements .............................................   23
Report of Independent Registered Public Accounting Firm ...................   32
Tax Designation ...........................................................   33
Board Members and Officers ................................................   34
Shareholder Information ...................................................   39

Annual Report

Franklin Universal Trust

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Universal Trust's primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation.

PORTFOLIO BREAKDOWN

Based on Total Investments*
8/31/09

Corporate Bonds                   71.9%
Utilities Common Stocks           25.3%
Natural Resources Common Stocks    0.9%
Senior Floating Rate Interests     0.5%
Miscellaneous Preferred Stocks     0.1%
Miscellaneous Common Stocks        0.0%**
Cash & Other Net Assets            1.3%

* Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

**   Rounds to less than 0.1% of total investments.

Dear Shareholder:

This annual report for Franklin Universal Trust covers the fiscal year ended August 31, 2009.

PERFORMANCE OVERVIEW

For the 12 months under review, the Fund's cumulative total returns were -7.75% based on net asset value and -7.85% based on market price, as shown in the Performance Summary on page 6. For comparison, the Credit Suisse (CS) High Yield Index had a +3.75% total return, and utilities stocks, as measured by the Standard & Poor's (S&P) 500 Utilities Index, had a -18.79% total return for the same period.(1)

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The CS High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market. The S&P 500 Utilities Index is a market capitalization-weighted index that includes electric utility stocks in the S&P 500. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 13.


                               Annual Report | 1

ECONOMIC AND MARKET OVERVIEW

During the 12-month period ended August 31, 2009, economic conditions weakened before showing signs of stabilization. Early in the period, several blue chip banks and financial institutions failed or sought government assistance, credit markets seized up and housing prices plummeted. In February 2009, The Conference Board's Consumer Confidence Index fell to an all-time low since it began in 1967 as the U.S. economy faltered and as stock markets declined. Despite far-reaching government interventions, the nation's economic troubles worsened as manufacturing activity weakened at its fastest pace in nearly 30 years.(2) Jobless claims mounted and the unemployment rate rose to 9.7% by period-end.(3) The financial system, however, avoided collapse and later in the period, government stress tests of banks were generally positive. Consumer confidence rebounded in the second quarter of 2009 due to improved expectations. Economic activity as measured by gross domestic product (GDP) fell, but the rate of contraction slowed near period-end. In 2008's third quarter, GDP was an annualized -2.7%, followed by annualized rates of -5.4%, -6.4% and an estimated -1.0% in each of the subsequent three quarters.

Oil prices were volatile, falling from $115 per barrel at the beginning of the period to a $31 low in December. As economic conditions improved, oil prices rebounded to end the period at $69. Many other commodity prices followed similar trends; therefore, as prices fell in late 2008, inflation remained muted, and August's inflation rate was an annualized -1.5%.(3) Core inflation, which excludes food and energy costs, rose at a 1.4% annualized rate, which was near the Federal Reserve Board's (Fed's) informal target range of 1.5% to 2.0%.(3) The core personal consumption expenditures price index reported a 12-month increase of 1.3%.(4)

A slowing economy and decelerating inflation prompted policymakers to lower interest rates and enact stimulus plans. During the period under review, the Fed lowered the federal funds target rate from 2.00% to a range of 0% to 0.25%. The government implemented the American Recovery and Reinvestment Act, which included tax breaks, money for ailing state governments, aid to the poor and unemployed, and spending on infrastructure, renewable energy, health care and education. The Fed and U.S. Treasury Department also continued programs designed to shore up beleaguered banks' capital, enable freer lending to businesses and consumers, and help struggling home buyers avoid foreclosure.

(2.) Source: The Institute for Supply Management.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Bureau of Economic Analysis.


                                2 | Annual Report

Most Treasury prices rose during the period, and fixed income spreads were generally wide relative to Treasury yields due to heightened market turbulence and risk aversion. Spreads for high yield bonds hit record levels. The spread between two-year and 10-year Treasury yields rose to 243 basis points (100 basis points equal one percentage point) at the end of August from 147 basis points at the beginning of the reporting period. The two-year Treasury bill yield fell from 2.36% to 0.97% over the 12-month period, while the 10-year Treasury note yield fell from 3.83% to 3.40%.

INVESTMENT STRATEGY

We invest primarily in two asset classes: high yield bonds and utility stocks. Within the high yield portion of the portfolio, we use fundamental research to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and with a history of increasing their dividends.

MANAGER'S DISCUSSION

During the fiscal year, performance of the Fund's primary asset classes -- high yield corporate bonds and utility stocks -- reflected one of the most volatile economic environments in recent memory. The fiscal year began during the height of the financial crisis, as the government seized control of Fannie Mae, Freddie Mac and American International Group (AIG) and Wall Street giant Lehman Brothers declared bankruptcy in September 2008. In the ensuing financial panic, most asset classes including those that made up the majority of the Fund's assets, suffered severe declines. From the beginning of the fiscal year until their trough in mid-December, high yield bonds declined about 30%, as measured by the CS High Yield Index.(1) Utility stocks also plummeted in September and October, and then were range-bound until falling sharply along with the broader equity indexes at the beginning of 2009. From the start of the fiscal year until their trough in March, utility stocks fell almost 30%, as measured by the S&P 500 Utilities Index.(1) Even as economic news worsened, however, forward-looking financial markets began to anticipate a recovery. Buoyed by the economic stimulus plan and better-than-expected corporate financial results, high yield bonds and utility stocks staged sharp rallies from their lows. The high yield bond rally was aided by inflows from investors seeking to take advantage of record yield spreads to Treasuries of more than 18%.(1) High yield bonds returned 48% since their December lows, while utility stocks were up 32% since early March.(1) Over the course of the fiscal year, high yield bonds returned +3.75%, which masked their tremendous volatility.(1) Utility

TOP 10 HOLDINGS
Based on Total Investments*
8/31/09 vs. 8/31/08

ISSUER                      8/31/09
------                      -------
FPL Group Inc.                2.2%
Entergy Corp.                 2.1%
Ford Motor Credit Co. LLC     2.0%
The Southern Co.              2.0%
Exelon Corp.                  1.9%
CCH II LLC                    1.8%
Dominion Resources Inc.       1.7%
HCA Inc.                      1.7%
CenterPoint Energy Inc.       1.5%
Ameren Corp.                  1.4%

                                       8/31/08
                                       -------
Exelon Corp.                             3.2%
The Southern Co.                         2.4%
Entergy Corp.                            2.2%
FPL Group Inc.                           2.1%
FirstEnergy Corp.                        2.1%
Dominion Resources Inc.                  1.8%
Public Service Enterprise Group Inc.     1.5%
Constellation Energy Group               1.5%
CenterPoint Energy Inc.                  1.5%
Ford Motor Credit Co. LLC                1.3%

* Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.


                               Annual Report | 3
stocks, meanwhile, declined 18.79%, which was roughly in line with the performance of the S&P 500 Index.(1, 5)

HIGH YIELD CORPORATE BONDS

Performance of the Fund's high yield bond component relative to the CS High Yield Index was impeded by an overweighted position in chemicals companies and an underweighted position in building companies.(6) As a cyclical commodities industry, chemicals suffered from a severe decline in demand as a result of the global recession. The January 2009 default of LyondellBasell (not a Fund holding), the world's third-largest chemical company, also rattled investors and caused many to avoid the industry during the reporting period. The fundamental outlook for the housing market remained bleak largely due to excess housing supply and tight credit conditions that made home purchases difficult. However, the building industry performed well as many homebuilders were able to maintain adequate liquidity by selling land holdings and retaining operating cash flow rather than reinvesting it in the business.

The Fund's relative performance benefited from its overweighted positions in energy and wireless telecommunication services companies.(7) In spite of sharp declines in oil and natural gas prices at the beginning of the fiscal year, energy companies proved to be resilient. Investors were attracted to the generally higher credit quality of energy issuers, and were comfortable they had the liquidity to manage through the recession and await an eventual recovery in demand. Many investors seemed to consider wireless telecommunication services companies more defensive as cell phones become more utility-like and essential to modern communication. Thus, wireless companies performed well in this fiscal year's volatile environment.

UTILITY STOCKS

During the Fund's fiscal year, utilities holdings performed in line with the overall equity market. Whereas utilities' implied defensiveness was a benefit during the early months of the recession, a growing market expectation of an improving economy produced fairly significant underperformance during the stock market recovery beginning in March. Based on our research, we continue to hold a

(5.) Source: (C) 2009 Morningstar. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance.

(6.) The Fund's chemicals holdings are in the materials industry, and building holdings are in the consumer durables and apparel industry, in the SOI.

(7.) The Fund's wireless telecommunication services holdings are in the telecommunication services industry in the SOI.


                                4 | Annual Report
relatively favorable fundamental outlook of the utilities industry. Utilities generally enjoy strong balance sheets and continue to invest capital into core, infrastructure-based projects. Federal and state policies such as increasing energy efficiency and limiting greenhouse gas emissions could benefit electric utilities over the next several years as these companies work with policymakers to implement a better energy infrastructure. Overall, the Fund's utility holdings tended to be regulated, dividend-paying utilities.

Thank you for your continued participation in Franklin Universal Trust. We look forward to serving your future investment needs.

Sincerely,


(PHOTO OF CHRISTOPHER J. MOLUMPHY)


/s/ Christopher J. Molumphy

Christopher J. Molumphy, CFA
Senior Portfolio Manager


(PHOTO OF GLENN I. VOYLES)


/s/ Glenn I. Voyles

Glenn I. Voyles, CFA
Portfolio Manager

Franklin Universal Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 5

Performance Summary as of 8/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: FT                                 CHANGE   8/31/09   8/31/08
----------                                 ------   -------   -------
Net Asset Value (NAV)                      -$1.11    $5.85     $6.96
Market Price (NYSE)                        -$1.07    $5.08     $6.15
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                  $0.4560

PERFORMANCE

                                               1-YEAR    5-YEAR   10-YEAR
                                               ------   -------   -------
Cumulative Total Return(1)
   Based on change in NAV(2)                   -7.75%   +26.32%    +49.53%
   Based on change in market price(3)          -7.85%   +31.44%    +40.04%
Average Annual Total Return(1)
   Based on change in NAV(2)                   -7.75%    +4.78%     +4.11%
   Based on change in market price(3)          -7.85%    +5.62%     +3.42%
      Distribution Rate(4)              8.98%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

THE RISKS ASSOCIATED WITH HIGHER YIELDING, LOWER RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THESE SECURITIES CARRY A GREATER DEGREE OF CREDIT RISK RELATIVE TO INVESTMENT GRADE SECURITIES. IN ADDITION TO OTHER FACTORS, SECURITIES ISSUED BY UTILITY COMPANIES ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS. THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY.

(1.) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

(2.) Assumes reinvestment of distributions based on net asset value.

(3.) Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

(4.) Distribution rate is based on an annualization of the Fund's 3.8 cent per share August dividend and the NYSE closing price of $5.08 on 8/31/09.


                                6 | Annual Report

Annual Shareholders' Meeting

APRIL 3, 2009

An annual shareholders' meeting of Franklin Universal Trust (Fund) was held on April 3, 2009. At the meeting, the holders of 22,718,360 shares of the Fund's common stock were represented in person or by proxy, constituting a quorum. Shareholders took the following actions at the meeting:

1. Regarding the election of the Board of Trustees of the Fund.

                                   SHARES      % OF     SHARES    % OF
NOMINEES                            FOR       VOTED    WITHHELD   VOTED
--------                         ----------   -----   ---------   -----
Harris J. Ashton .............   21,014,367   92.50%  1,703,993   7.50%
Robert F. Carlson ............   20,992,198   92.40%  1,726,162   7.60%
Sam Ginn .....................   21,017,463   92.51%  1,700,897   7.49%
Edith E. Holiday .............   21,018,425   92.52%  1,699,935   7.48%
Edward B. Jamieson ...........   21,056,730   92.69%  1,661,630   7.31%
Charles B. Johnson ...........   21,028,443   92.56%  1,689,917   7.44%
Rupert H. Johnson, Jr. .......   21,039,761   92.61%  1,678,599   7.39%
Frank W.T. LaHaye ............   21,035,362   92.59%  1,682,998   7.41%
Frank A. Olson ...............   21,001,939   92.44%  1,716,421   7.56%
Larry D. Thompson ............   21,033,329   92.58%  1,685,031   7.42%
John B. Wilson ...............   21,041,136   92.62%  1,677,224   7.38%

2. Regarding the Shareholder Proposal to liquidate the Fund or convert it into an open-end fund.

                            SHARES                   SHARES
SHARES FOR   % OF VOTED    AGAINST    % OF VOTED   ABSTAINING   % OF VOTED
----------   ----------   ---------   ----------   ----------   ----------
4,248,443       36.26%    7,467,691     63.74%       304,564       2.53%


                               Annual Report | 7

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized an open-market share repurchase program, pursuant to which the Fund may purchase Fund shares, from time to time, up to 10% of the Fund's common shares in open-market transactions, at the discretion of management. This authorization remains in effect.


                                8 | Annual Report

Dividend Reinvestment and Cash Purchase Plan

The Fund's Dividend Reinvestment and Cash Purchase Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. The Plan also allows you to purchase additional shares of the Fund by making voluntary cash payments. PNC Global Investment Servicing (Plan Agent), P.O. Box 43027, Providence, RI 02940-3027, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Fund's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at the higher of net asset value or 95% of the then current market price. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares, if the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date, the Plan Agent shall apply the amount of such dividend or distribution payable to participants to the purchase of shares (less their pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Fund will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Fund. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PNC Global Investment Services and sent to PNC Global Investment Servicing, P.O. Box 6006, Carol Stream, IL 60197-6006, Attn: Franklin Universal Trust.


                                Annual Report | 9

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Fund that are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON YOUR FUNDS HELD BY THE PLAN AGENT. Accordingly, you should send any voluntary cash payments you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Fund issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Fund does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.


                               10 | Annual Report

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Fund or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Fund.


                               Annual Report | 11

Franklin Universal Trust

FINANCIAL HIGHLIGHTS

                                                                      YEAR ENDED AUGUST 31,
                                                    --------------------------------------------------------
                                                      2009          2008        2007       2006       2005
                                                    --------      --------    --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $   6.96      $   7.41    $   7.09   $   7.12   $   6.48
                                                    --------      --------    --------   --------   --------
Income from investment operations:
   Net investment income(a) .....................       0.35          0.49        0.47       0.45       0.45
   Net realized and unrealized gains (losses) ...      (1.00)        (0.49)       0.29      (0.05)      0.59
                                                    --------      --------    --------   --------   --------
Total from investment operations ................      (0.65)           --        0.76       0.40       1.04
                                                    --------      --------    --------   --------   --------
Less distributions from net investment income ...      (0.46)        (0.46)      (0.46)     (0.44)     (0.40)
                                                    --------      --------    --------   --------   --------
Repurchase of shares ............................         --          0.01        0.02       0.01         --
                                                    --------      --------    --------   --------   --------
Net asset value, end of year ....................   $   5.85      $   6.96    $   7.41   $   7.09   $   7.12
                                                    ========      ========    ========   ========   ========
Market value, end of year(b) ....................   $   5.08      $   6.15    $   6.68   $   6.52   $   6.22
                                                    ========      ========    ========   ========   ========
Total return (based on market value per share) ..      (7.85)%       (1.35)%      9.38%     12.48%     17.49%
RATIOS TO AVERAGE NET ASSETS
Expenses(c) .....................................       4.89%(d)      2.50%       2.24%      2.27%      2.32%
Net investment income ...........................       6.98%         6.51%       6.15%      6.47%      6.49%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $147,066      $174,843    $190,968   $194,724   $198,861
Portfolio turnover rate .........................      24.78%        18.52%      29.30%     32.95%     34.60%
Total debt outstanding at end of year (000's) ...   $ 42,000      $ 65,000    $ 55,000   $ 55,000   $ 55,000
Asset coverage per $1,000 of debt ...............   $  4,502      $  3,690    $  4,472   $  4,540   $  4,616
Average amount of senior fixed rate Notes per
   share during the year ........................   $   1.80      $   2.18    $   2.06   $   1.97   $   1.97

(a)  Based on average daily shares outstanding.

(b) Based on the last sale on the NYSE Euronext (formerly the New York Stock Exchange).

(c)  Benefit of expense reduction rounds to less than 0.01%.

(d) Total expense ratio excluding Note prepayment fees and issuance costs is 3.44%. See Note 3.

   The accompanying notes are an integral part of these financial statements.


                               12 | Annual Report

Franklin Universal Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009

                                                                                      COUNTRY        SHARES         VALUE
                                                                                  --------------   ----------   ------------
       COMMON STOCKS 33.6%
       AUTOMOBILES & COMPONENTS 0.0%(a)
(b, c) Harvard Industries Inc. ................................................    United States      109,618   $      1,096
                                                                                                                ------------
       COMMERCIAL & PROFESSIONAL SERVICES 0.0%
(b, d) VS Holdings Inc. .......................................................    United States      181,875             --
                                                                                                                ------------
       ENERGY 1.2%
       Spectra Energy Corp. ...................................................    United States       92,350      1,738,027
                                                                                                                ------------
       UTILITIES 32.4%
       Alliant Energy Corp. ...................................................    United States       85,000      2,238,900
       Ameren Corp. ...........................................................    United States       60,000      1,618,200
       American Electric Power Co. Inc. .......................................    United States       75,000      2,357,250
       Atmos Energy Corp. .....................................................    United States       45,000      1,225,800
       CenterPoint Energy Inc. ................................................    United States      226,600      2,809,840
       Constellation Energy Group .............................................    United States       20,000        633,000
       Dominion Resources Inc. ................................................    United States      100,000      3,308,000
       Duke Energy Corp. ......................................................    United States      160,000      2,478,400
       Edison International ...................................................    United States       63,000      2,104,830
       Entergy Corp. ..........................................................    United States       50,000      3,950,000
       Exelon Corp. ...........................................................    United States       70,000      3,501,400
       FirstEnergy Corp. ......................................................    United States       50,000      2,256,500
       FPL Group Inc. .........................................................    United States       75,000      4,213,501
       Great Plains Energy Inc. ...............................................    United States       32,600        571,152
       Pinnacle West Capital Corp. ............................................    United States       70,000      2,303,700
       Progress Energy Inc. ...................................................    United States       45,000      1,778,850
       Public Service Enterprise Group Inc. ...................................    United States       50,000      1,583,500
       Sempra Energy ..........................................................    United States       48,500      2,433,245
       The Southern Co. .......................................................    United States      120,000      3,744,000
       Westar Energy Inc. .....................................................    United States       27,300        560,196
       Wisconsin Energy Corp. .................................................    United States       20,000        909,400
       Xcel Energy Inc. .......................................................    United States       60,000      1,185,000
                                                                                                                ------------
                                                                                                                  47,764,664
                                                                                                                ------------
       TOTAL COMMON STOCKS (COST $42,693,906) .................................                                   49,503,787
                                                                                                                ------------
       PREFERRED STOCKS (COST $214,420) 0.2%
       DIVERSIFIED FINANCIALS 0.2%
(e)    Preferred Blocker Inc., 9.00%, pfd., 144A ..............................    United States          604        281,030
                                                                                                                ------------

                                                                                                    PRINCIPAL
                                                                                                    AMOUNT(f)
                                                                                                   ----------
(g, h) SENIOR FLOATING RATE INTERESTS (COST $1,000,000) 0.6%
       MATERIALS 0.6%
       Novelis Corp., U.S Term Loan, 2.27% - 2.60%, 7/07/14 ...................    United States   $1,000,000        914,000
                                                                                                                ------------
       CORPORATE BONDS 92.4%
       AUTOMOBILES & COMPONENTS 3.8%
       Ford Motor Credit Co. LLC,
          7.80%, 6/01/12 ......................................................    United States    2,000,000      1,851,638
          senior note, 9.875%, 8/10/11 ........................................    United States    2,000,000      1,990,000
(e)    TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17 .................    United States    2,000,000      1,690,000
                                                                                                                ------------
                                                                                                                   5,531,638
                                                                                                                ------------


                               Annual Report | 13

Franklin Universal Trust

                                                                                                    PRINCIPAL
                                                                                      COUNTRY       AMOUNT(f)       VALUE
                                                                                  --------------   ----------   ------------
       CORPORATE BONDS (CONTINUED)
       CAPITAL GOODS 5.6%
(e)    Allison Transmission Inc., senior note, 144A, 11.00%, 11/01/15 .........    United States   $2,000,000   $  1,810,000
       Case New Holland Inc., senior note,
          7.125%, 3/01/14 .....................................................    United States    1,000,000        960,000
(e)       144A, 7.75%, 9/01/13 ................................................    United States      500,000        495,000
       L-3 Communications Corp., senior sub. note, 6.375%, 10/15/15 ...........    United States    1,200,000      1,137,000
       RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 ................    United States    2,000,000      1,850,000
       RSC Equipment Rental Inc., senior note, 9.50%, 12/01/14 ................    United States    2,200,000      1,980,000
                                                                                                                ------------
                                                                                                                   8,232,000
                                                                                                                ------------
       COMMERCIAL & PROFESSIONAL SERVICES 2.5%
       ARAMARK Corp., senior note, 8.50%, 2/01/15 .............................    United States    1,000,000        975,000
(e)    Casella Waste Systems Inc., senior secured note, 144A, 11.00%,
          7/15/14 .............................................................    United States      500,000        522,500
(e)    Clean Harbors Inc., senior secured note, 144A, 7.625%, 8/15/16 .........    United States      300,000        302,250
       Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18 ...................    United States      900,000        921,375
       JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 .............    United States    1,000,000      1,020,000
                                                                                                                ------------
                                                                                                                   3,741,125
                                                                                                                ------------
       CONSUMER DURABLES & APPAREL 3.3%
       Jarden Corp., senior sub. note, 7.50%, 5/01/17 .........................    United States    2,000,000      1,935,000
       Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 ...................    United States      400,000        404,000
       KB Home, senior note,
          6.25%, 6/15/15 ......................................................    United States      700,000        640,500
          7.25%, 6/15/18 ......................................................    United States      800,000        732,000
       Visant Holding Corp., senior note, 8.75%, 12/01/13 .....................    United States    1,100,000      1,116,500
                                                                                                                ------------
                                                                                                                   4,828,000
                                                                                                                ------------
       CONSUMER SERVICES 4.8%
(d, i) Atherton Franchise Capital, 13.073%, 12/01/08 ..........................    United States      721,603          7,216
(e, i) Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15 .........................    United States    1,600,000         64,000
(e)    Harrah's Operating Escrow, senior secured note, 144A, 11.25%,
          6/01/17 .............................................................    United States    1,500,000      1,533,750
       Host Hotels & Resorts LP, senior note, M, 7.00%, 8/15/12 ...............    United States    1,000,000        990,000
       MGM MIRAGE, senior note,
          6.875%, 4/01/16 .....................................................    United States    1,500,000      1,080,000
          7.50%, 6/01/16 ......................................................    United States    1,200,000        864,000
       Pinnacle Entertainment Inc.,
(e)       senior note, 144A, 8.625%, 8/01/17 ..................................    United States      500,000        495,000
          senior sub. note, 8.25%, 3/15/12 ....................................    United States      323,000        324,615
       Royal Caribbean Cruises Ltd., senior note,
          6.875%, 12/01/13 ....................................................    United States      800,000        696,000
          11.875%, 7/15/15 ....................................................    United States      500,000        525,000
(i)    Station Casinos Inc.,
          senior note, 7.75%, 8/15/16 .........................................    United States    1,100,000        347,875
          senior sub. note, 6.50%, 2/01/14 ....................................    United States      100,000          4,000
          senior sub. note, 6.875%, 3/01/16 ...................................    United States    1,200,000         48,000
                                                                                                                ------------
                                                                                                                   6,979,456
                                                                                                                ------------


                               14 | Annual Report

Franklin Universal Trust

                                                                                                    PRINCIPAL
                                                                                      COUNTRY       AMOUNT(f)       VALUE
                                                                                  --------------   ----------   ------------
       CORPORATE BONDS (CONTINUED)
       DIVERSIFIED FINANCIALS 1.7%
(e)    GMAC LLC, senior note, 144A, 6.875%, 8/28/12 ...........................    United States   $2,849,000   $  2,507,120
                                                                                                                ------------
       ENERGY 12.9%
(e)    Arch Coal Inc., senior note, 144A, 8.75%, 8/01/16 ......................    United States      200,000        201,000
       Berry Petroleum Co., senior note, 10.25%, 6/01/14 ......................    United States      700,000        734,125
       Bill Barrett Corp., senior note, 9.875%, 7/17/16 .......................    United States      200,000        209,000
       Chesapeake Energy Corp., senior note, 6.25%, 1/15/18 ...................    United States    2,000,000      1,750,000
       Compagnie Generale de Geophysique-Veritas, senior note,
          7.50%, 5/15/15 ......................................................       France          400,000        382,000
          7.75%, 5/15/17 ......................................................       France          600,000        570,000
       Copano Energy LLC, senior note, 8.125%, 3/01/16 ........................    United States    1,000,000        962,500
       El Paso Corp., senior note, 12.00%, 12/12/13 ...........................    United States    1,200,000      1,368,000
(g)    Enterprise Products Operating LLP, junior sub. note, FRN, 7.034%,
          1/15/68 .............................................................    United States    1,200,000        985,461
       Mariner Energy Inc., senior note, 7.50%, 4/15/13 .......................    United States    1,500,000      1,425,000
       MarkWest Energy Partners LP, senior note, 6.875%, 11/01/14 .............    United States    2,000,000      1,840,000
(e)    Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14 ..............     Switzerland     1,000,000        915,000
       Plains Exploration & Production Co., senior note, 7.625%, 6/01/18 ......    United States    1,900,000      1,805,000
       Quicksilver Resources Inc., senior note, 8.25%, 8/01/15 ................    United States    2,000,000      1,890,000
(e)    SandRidge Energy Inc., senior note, 144A, 8.00%, 6/01/18 ...............    United States    1,900,000      1,729,000
       Tesoro Corp., senior note, 6.50%, 6/01/17 ..............................    United States    1,500,000      1,327,500
       The Williams Cos. Inc., senior note, 8.75%, 3/15/32 ....................    United States      800,000        902,702
                                                                                                                ------------
                                                                                                                  18,996,288
                                                                                                                ------------
       FOOD & STAPLES RETAILING 1.7%
(e)    Duane Reade Inc., senior secured note, 144A, 11.75%, 8/01/15 ...........    United States      400,000        406,000
(e)    Rite Aid Corp., senior secured note, 144A, 9.75%, 6/12/16 ..............    United States      900,000        956,250
       SUPERVALU Inc., senior note, 8.00%, 5/01/16 ............................    United States    1,200,000      1,186,500
                                                                                                                ------------
                                                                                                                   2,548,750
                                                                                                                ------------
       FOOD, BEVERAGE & TOBACCO 1.8%
(e)    Alliance One International Inc., senior note, 144A, 10.00%, 7/15/16 ....    United States      200,000        198,500
(e)    Dole Food Co. Inc, senior note, 144A, 13.875%, 3/15/14 .................    United States    1,000,000      1,145,000
(e)    JBS USA LLC, senior note, 144A, 11.625%, 5/01/14 .......................    United States    1,200,000      1,266,000
                                                                                                                ------------
                                                                                                                   2,609,500
                                                                                                                ------------
       HEALTH CARE EQUIPMENT & SERVICES 8.3%
       FMC Finance III SA, senior note, 6.875%, 7/15/17 .......................      Germany        1,500,000      1,425,000
(e)    Fresenius US Finance II, senior note, 144A, 9.00%, 7/15/15 .............      Germany          700,000        763,000
       HCA Inc.,
          senior note, 6.50%, 2/15/16 .........................................    United States    2,500,000      2,187,500
(j)       senior secured note, PIK, 9.625%, 11/15/16 ..........................    United States    1,051,000      1,064,138
       Tenet Healthcare Corp., senior note, 7.375%, 2/01/13 ...................    United States    1,700,000      1,572,500
(j)    United Surgical Partners International Inc., senior sub. note, PIK,
          9.25%, 5/01/17 ......................................................    United States    2,000,000      1,780,000
(g, j) US Oncology Holdings Inc., senior note, PIK, FRN, 6.904%, 3/15/12 ......    United States    2,237,000      1,912,635
       Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14 ..    United States    1,500,000      1,481,250
                                                                                                                ------------
                                                                                                                  12,186,023
                                                                                                                ------------


                               Annual Report | 15

Franklin Universal Trust

                                                                                                    PRINCIPAL
                                                                                      COUNTRY       AMOUNT(f)       VALUE
                                                                                  --------------   ----------   ------------
       CORPORATE BONDS (CONTINUED)
       MATERIALS 11.4%
(e)    Anglo American Capital PLC, senior note, 144A, 9.375%, 4/08/14 .........   United Kingdom   $  700,000   $    798,755
       ArcelorMittal, senior note, 9.85%, 6/01/19 .............................     Luxembourg      1,000,000      1,143,934
       Ball Corp., senior note,
          7.125%, 9/01/16 .....................................................    United States      200,000        201,000
          7.375%, 9/01/19 .....................................................    United States      200,000        200,500
       Crown Americas Inc., senior note, 7.75%, 11/15/15 ......................    United States    1,400,000      1,393,000
       Freeport-McMoRan Copper & Gold Inc., senior note, 8.375%, 4/01/17 ......    United States    1,500,000      1,565,937
       Huntsman International LLC, senior sub. note, 7.875%, 11/15/14 .........    United States    2,000,000      1,790,000
(e)    Ineos Group Holdings PLC, senior secured note, 144A, 8.50%, 2/15/16 ....   United Kingdom    2,500,000      1,162,500
(e)    MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17 .................    United States    1,800,000      1,521,000
       Nalco Co., senior sub. note, 8.875%, 11/15/13 ..........................    United States    2,000,000      2,030,000
       NewPage Corp., senior secured note, 10.00%, 5/01/12 ....................    United States    2,000,000      1,095,000
(e)    Novelis Inc., senior note, 144A, 11.50%, 2/15/15 .......................       Canada          250,000        243,125
       Owens-Brockway Glass Container Inc., senior note, 6.75%, 12/01/14 ......    United States    1,500,000      1,466,250
       Solo Cup Co.,
(e)       senior secured note, 144A, 10.50%, 11/01/13 .........................    United States      300,000        316,500
          senior sub. note, 8.50%, 2/15/14 ....................................    United States      900,000        830,250
       Teck Resources Ltd., senior secured note, 10.75%, 5/15/19 ..............       Canada          900,000      1,029,375
                                                                                                                ------------
                                                                                                                  16,787,126
                                                                                                                ------------
       MEDIA 11.6%
(i, k) CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 ...................       Canada        2,000,000      1,095,000
(i, k) CCH I LLC, senior secured note, 11.00%, 10/01/15 .......................    United States      800,000        116,000
(i, k) CCH II LLC, senior note, 10.25%, 9/15/10 ...............................    United States    3,000,000      3,348,750
       CSC Holdings Inc., senior note,
          6.75%, 4/15/12 ......................................................    United States      800,000        808,000
(e)       144A, 8.50%, 4/15/14 ................................................    United States      300,000        306,000
(i, k) Dex Media Inc.,
          senior disc. note, 9.00%, 11/15/13 ..................................    United States      200,000         39,000
          senior note, B, 8.00%, 11/15/13 .....................................    United States      500,000         97,500
(i, k) Dex Media West Finance, senior sub. note, 9.875%, 8/15/13 ..............    United States    2,342,000        497,675
       DIRECTV Holdings LLC, senior note, 7.625%, 5/15/16 .....................    United States    1,500,000      1,586,250
       EchoStar DBS Corp., senior note, 7.125%, 2/01/16 .......................    United States    1,500,000      1,447,500
(i)    Idearc Inc., senior note, 8.00%, 11/15/16 ..............................    United States    1,800,000        146,250
       Lamar Media Corp., senior sub. note, B, 6.625%, 8/15/15 ................    United States    2,000,000      1,760,000
       LIN Television Corp., senior sub. note, 6.50%, 5/15/13 .................    United States    1,500,000      1,222,500
       Quebecor Media Inc., senior note, 7.75%, 3/15/16 .......................       Canada        2,200,000      2,084,500
(k)    Radio One Inc., senior sub. note, 6.375%, 2/15/13 ......................    United States    1,700,000        569,500
(e, j) Univision Communications Inc., senior note, 144A, PIK, 10.50%,
          3/15/15 .............................................................    United States    1,000,000        645,000
(e)    UPC Holding BV, senior note, 144A, 9.875%, 4/15/18 .....................     Netherlands       300,000        303,387
(e)    WMG Acquisition Corp., senior secured note, 144A, 9.50%, 6/15/16 .......    United States      900,000        936,000
                                                                                                                ------------
                                                                                                                  17,008,812
                                                                                                                ------------
       REAL ESTATE 0.2%
       Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 .............    United States      400,000        253,000
                                                                                                                ------------
       RETAILING 1.6%
       Michaels Stores Inc., senior note, 10.00%, 11/01/14 ....................    United States    2,500,000      2,400,000
                                                                                                                ------------


                               16 | Annual Report

Franklin Universal Trust

                                                                                                    PRINCIPAL
                                                                                      COUNTRY       AMOUNT(f)       VALUE
                                                                                  --------------   ----------   ------------
       CORPORATE BONDS (CONTINUED)
       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.4%
       Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14 ............    United States   $  800,000   $    544,000
                                                                                                                ------------
       SOFTWARE & SERVICES 2.3%
       First Data Corp., senior note, 9.875%, 9/24/15 .........................    United States    1,300,000      1,118,000
       SunGard Data Systems Inc.,
          senior note, 9.125%, 8/15/13 ........................................    United States      900,000        895,500
          senior sub. note, 10.25%, 8/15/15 ...................................    United States    1,400,000      1,393,000
                                                                                                                ------------
                                                                                                                   3,406,500
                                                                                                                ------------
       TECHNOLOGY HARDWARE & EQUIPMENT 2.1%
       Jabil Circuit Inc., senior note, 7.75%, 7/15/16 ........................    United States      200,000        197,750
(i)    Nortel Networks Ltd., senior note, 10.75%, 7/15/16 .....................       Canada        2,000,000        935,000
       Sanmina-SCI Corp.,
(e, g)    senior note, 144A, FRN, 3.379%, 6/15/14 .............................    United States      700,000        616,000
          senior sub. note, 6.75%, 3/01/13 ....................................    United States    1,100,000      1,012,000
          senior sub. note, 8.125%, 3/01/16 ...................................    United States      400,000        347,000
                                                                                                                ------------
                                                                                                                   3,107,750
                                                                                                                ------------
       TELECOMMUNICATION SERVICES 8.6%
(e)    CC Holdings GS V LLC, senior secured note, 144A, 7.75%, 5/01/17 ........    United States      300,000        304,500
       Crown Castle International Corp., senior note, 9.00%, 1/15/15 ..........    United States      800,000        836,000
(e)    Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15 .................      Jamaica        2,000,000      1,795,000
       Inmarsat Finance PLC, senior note, 10.375%, 11/15/12 ...................   United Kingdom    1,500,000      1,563,750
       Intelsat Bermuda Ltd., senior note, 11.25%, 6/15/16 ....................      Bermuda          500,000        523,750
       Intelsat Subsidiary Holding Co. Ltd., senior note, 8.50%, 1/15/13 ......      Bermuda        1,500,000      1,518,750
       MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14 ...................    United States    2,000,000      1,972,500
       Qwest Communications International Inc., senior note, 7.50%, 2/15/14 ...    United States    2,000,000      1,940,000
(e)    SBA Telecommunications Inc., senior note, 144A, 8.25%, 8/15/19 .........    United States      600,000        606,000
(e)    Wind Acquisition Finance SA, senior note, 144A, 10.75%, 12/01/15 .......       Italy         1,500,000      1,620,000
                                                                                                                ------------
                                                                                                                  12,680,250
                                                                                                                ------------
       TRANSPORTATION 0.9%
(e)    Ceva Group PLC, senior note, 144A, 10.00%, 9/01/14 .....................   United Kingdom    1,500,000      1,299,375
                                                                                                                ------------
       UTILITIES 6.9%
       The AES Corp., senior note, 8.00%, 6/01/20 .............................    United States    1,500,000      1,410,000
       Ameren Corp., senior note, 8.875%, 5/15/14 .............................    United States      900,000        980,872
       Aquila Inc., senior note, 11.875%, 7/01/12 .............................    United States    1,300,000      1,476,401
       CMS Energy Corp., senior note, 8.75%, 6/15/19 ..........................    United States      700,000        746,169
       Dynegy Holdings Inc., senior note, 8.75%, 2/15/12 ......................    United States    2,000,000      2,000,000
       NRG Energy Inc., senior note, 7.375%,
          2/01/16 .............................................................    United States    1,800,000      1,725,750
          1/15/17 .............................................................    United States      200,000        191,000
       Texas Competitive Electric Holdings Co. LLC, senior note, A, 10.25%,
          11/01/15 ............................................................    United States    2,500,000      1,668,750
                                                                                                                ------------
                                                                                                                  10,198,942
                                                                                                                ------------
       TOTAL CORPORATE BONDS (COST $150,578,433)   ............................                                  135,845,655
                                                                                                                ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $194,486,759)   ...............................................                                  186,544,472
                                                                                                                ------------


                               Annual Report | 17

Franklin Universal Trust

                                                                                      COUNTRY        SHARES         VALUE
                                                                                  --------------   ----------   ------------
       SHORT TERM INVESTMENTS (COST $140,042) 0.1%
       MONEY MARKET FUNDS 0.1%
(l)    Institutional Fiduciary Trust Money Market Portfolio, 0.00% ............    United States      140,042   $    140,042
                                                                                                                ------------
       TOTAL INVESTMENTS (COST $194,626,801) 126.9% ...........................                                  186,684,514
       NOTES PAYABLE (28.6)% ..................................................                                  (42,000,000)
       OTHER ASSETS, LESS LIABILITIES 1.7% ....................................                                    2,381,339
                                                                                                                ------------
       NET ASSETS 100.0% ......................................................                                 $147,065,853
                                                                                                                ============

See Abbreviations on page 31.

(a)  Rounds to less than 0.1% of net assets.

(b)  Non-income producing.

(c) Security has been deemed illiquid because it may not be able to be sold within seven days. At August 31, 2009, the value of this security was $1,096, representing less than 0.01% of net assets.

(d)  See Note 10 regarding restricted securities.

(e) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2009, the aggregate value of these securities was $29,753,542, representing 20.23% of net assets.

(f)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(g)  The coupon rate shown represents the rate at period end.

(h)  See Note 1(c) regarding senior floating rate interests.

(i)  See Note 9 regarding defaulted securities.

(j)  Income may be received in additional securities and/or cash.

(k)  See Note 11 regarding other considerations.

(l) See Note 8 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin Universal Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2009

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...............................   $194,486,759
      Cost - Sweep Money Fund (Note 8) ..........................        140,042
                                                                    ------------
      Total cost of investments .................................   $194,626,801
                                                                    ============
      Value - Unaffiliated issuers ..............................   $186,544,472
      Value - Sweep Money Fund (Note 8) .........................        140,042
                                                                    ------------
      Total value of investments ................................    186,684,514
   Receivables:
      Investment securities sold ................................        346,092
      Dividends and interest ....................................      3,021,957
   Note issuance costs (Note 3) .................................        229,577
                                                                    ------------
         Total assets ...........................................    190,282,140
                                                                    ------------
Liabilities:
   Payables:
      Affiliates ................................................        118,423
      Distributions to shareholders .............................        955,012
   Senior fixed rate Notes (Note 3) .............................     42,000,000
   Accrued expenses and other liabilities .......................        142,852
                                                                    ------------
         Total liabilities ......................................     43,216,287
                                                                    ------------
            Net assets, at value ................................   $147,065,853
                                                                    ============
Net assets consist of:
   Paid-in capital ..............................................   $235,458,220
   Undistributed net investment income ..........................        654,999
   Net unrealized appreciation (depreciation) ...................     (7,942,287)
   Accumulated net realized gain (loss) .........................    (81,105,079)
                                                                    ------------
            Net assets, at value ................................   $147,065,853
                                                                    ============
Shares outstanding ..............................................     25,131,894
                                                                    ============
Net asset value per share .......................................   $       5.85
                                                                    ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Franklin Universal Trust

STATEMENT OF OPERATIONS
for the year ended August 31, 2009

Investment income:
   Dividends:
      Unaffiliated issuers ......................................   $  2,239,553
      Sweep Money Fund (Note 8) .................................         26,890
   Interest .....................................................     12,791,342
                                                                    ------------
         Total investment income ................................     15,057,785
                                                                    ------------
Expenses:
   Management fees (Note 4a) ....................................      1,277,304
   Interest expense (Note 3) ....................................      2,672,154
   Transfer agent fees ..........................................         94,337
   Custodian fees (Note 5) ......................................          2,999
   Reports to shareholders ......................................         38,679
   Professional fees ............................................        146,190
   Trustees' fees and expenses ..................................         17,376
   Amortization of Note issuance costs (Note 3) .................        198,369
   Note prepayment fees (Note 3) ................................      1,701,222
   Other ........................................................         58,655
                                                                    ------------
         Total expenses .........................................      6,207,285
         Expense reductions (Note 5) ............................           (348)
                                                                    ------------
            Net expenses ........................................      6,206,937
                                                                    ------------
               Net investment income ............................      8,850,848
                                                                    ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...............................................    (13,244,052)
      Foreign currency transactions .............................          3,186
                                                                    ------------
               Net realized gain (loss) .........................    (13,240,866)
                                                                    ------------
   Net change in unrealized appreciation (depreciation)
      on investments ............................................    (11,926,993)
                                                                    ------------
Net realized and unrealized gain (loss) .........................    (25,167,859)
                                                                    ------------
Net increase (decrease) in net assets resulting from
   operations ...................................................   $(16,317,011)
                                                                    ============

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Franklin Universal Trust

STATEMENTS OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED AUGUST 31,
                                                                    ---------------------------
                                                                        2009           2008
                                                                    ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .....................................   $  8,850,848   $ 12,245,801
      Net realized gain (loss) from investments and foreign
         currency transactions ..................................    (13,240,866)     3,145,826
      Net change in unrealized appreciation (depreciation) on
        investments and translation of other
         assets and liabilities denominated in
         foreign currencies .....................................    (11,926,993)   (15,591,142)
                                                                    ------------   ------------
            Net increase (decrease) in net assets resulting from
               operations .......................................    (16,317,011)      (199,515)
                                                                    ------------   ------------
   Distributions to shareholders from net investment income .....    (11,460,143)   (11,502,730)
   Capital share transactions from repurchase of shares
      (Note 2) ..................................................             --     (4,422,626)
                                                                    ------------   ------------
            Net increase (decrease) in net assets ...............    (27,777,154)   (16,124,871)
Net assets:
   Beginning of year ............................................    174,843,007    190,967,878
                                                                    ------------   ------------
   End of year ..................................................   $147,065,853   $174,843,007
                                                                    ============   ============
Undistributed net investment income included in net assets:
   End of year ..................................................   $    654,999   $  3,313,195
                                                                    ============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Franklin Universal Trust

STATEMENT OF CASH FLOWS
for the year ended August 31, 2009

Cash flow from operating activities:
   Dividends and interest received ..........................................   $ 15,561,742
   Operating expenses paid ..................................................     (1,616,487)
   Interest expense paid ....................................................     (2,672,154)
   Purchases of long-term investments .......................................    (42,217,232)
   Sales and maturities of long-term investments ............................     54,000,891
   Net sales of short-term investments ......................................     13,200,453
                                                                                ------------
      Cash provided - operating activities ..................................     36,257,213
                                                                                ============
Cash flow from financing activities:
   Prepayment of Notes ......................................................    (23,000,000)
   Note prepayment fees .....................................................     (1,701,222)
   Payment of Note issuance costs ...........................................       (115,848)
   Distributions to shareholders ............................................    (11,460,143)
                                                                                ------------
      Cash used - financing activities ......................................    (36,277,213)
                                                                                ============
Net increase (decrease) in cash .............................................        (20,000)
Cash at beginning of year ...................................................         20,000
                                                                                ------------
Cash at end of year .........................................................   $         --
                                                                                ============
RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATING ACTIVITIES TO NET CASH PROVIDED BY OPERATING ACTIVITIES
for the year ended August 31, 2009
Net increase (decrease) in net assets resulting from operating activities ...   $(16,317,011)
   Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net cash provided by operating activities:
      Amortization of Note issuance costs ...................................        198,369
      Net amortization income ...............................................       (540,626)
      Reinvested dividends from Sweep Money Fund ............................        (26,890)
      Other investment transactions .........................................        450,343
      Decrease in dividends and interest receivable .........................        736,978
      Decrease in other liabilities .........................................        (97,143)
      Decrease in cost of investments .......................................     38,224,978
      Decrease in unrealized appreciation on investments ....................     11,926,993
      Note prepayment fees ..................................................      1,701,222
                                                                                ------------
Net cash provided by operating activities ...................................   $ 36,257,213
                                                                                ============

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Franklin Universal Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events


                               Annual Report | 23

Franklin Universal Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


                               24 | Annual Report

Franklin Universal Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES (CONTINUED)

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of August 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2009, there were an unlimited number of shares authorized ($0.01 par value). During the years ended August 31, 2009 and 2008 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

In January 2006, the Fund's Board of Trustees authorized an initial open-market share repurchase program that resulted in the Fund repurchasing 10% of the Fund's outstanding shares in


                               Annual Report | 25

Franklin Universal Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

open-market transactions through February 1, 2008. In December 2007, the Fund's Board of Trustees authorized, at the investment manager's discretion, the repurchase of an additional 10% of the Fund's outstanding shares in open-market transactions. This authorization remains in effect.

Transactions in the Fund's shares were as follows:

                                                               YEAR ENDED AUGUST 31,
                                                         ------------------------------------
                                                              2009               2008
                                                         --------------   -------------------
                                                         SHARES  AMOUNT    SHARES    AMOUNT
                                                         ------  ------   -------  ----------
Shares repurchased ...................................     --      --     648,100  $4,422,626
Weighted average discount of market price to net asset
   value of shares repurchased .......................             --                   11.34%

3. SENIOR FIXED RATE NOTES

On August 29, 2008, the Fund issued $65,000,000 principal amount of a new class of five-year senior fixed rate notes (Notes). The Notes are general unsecured obligations of the Fund and rank senior to trust shares and all existing or future unsecured indebtedness of the Fund. The Notes bear interest, payable semi-annually, at the rate of 5.87% per year, to maturity on August 28, 2013. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established in the Notes agreement, and is required under the 1940 Act to maintain asset coverage for the Notes of at least 300%. The issuance costs of $427,946 incurred by the Fund are deferred and amortized on an interest method basis over the term of the Notes. Subject to certain restrictions and make whole premiums, the Fund may prepay the Notes at any time. At August 31, 2009, if the Notes were fully prepaid, the make whole premium related to the current balance of the Notes would have been approximately $5,371,000.

For the year ended August 31, 2009, the Fund incurred realized and unrealized losses related to the broader market downturn. As a result of these losses, the Fund no longer met certain asset coverage requirements contained in the Notes agreement, which are consistent with the 300% asset coverage requirements under the 1940 Act. On October 14, 2008, the Fund made an early partial prepayment of $8,000,000 of the Notes, together with a make whole premium of $951,222. Upon this early prepayment, the asset coverage requirement under the Notes was met. On October 27, 2008, the Fund made another partial prepayment of $10,000,000 of the Notes, together with an additional make whole premium of $500,000. An additional prepayment of $5,000,000 of the Notes, together with a make whole premium of $250,000 was made on October 30, 2008. Upon completion of these early prepayments, the balance of the Notes was reduced to $42,000,000. In connection with the early Notes prepayments, the Fund expensed $145,034 of previously incurred Note issuance costs.

Based on the Notes' current credit rating, remaining time to maturity, stated coupon rates, and other covenants, at August 31, 2009, the estimated fair value of the Notes was approximately $45,295,000.


                               26 | Annual Report

Franklin Universal Trust

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                             AFFILIATION
----------                                       ----------------------
Franklin Advisers, Inc. (Advisers)               Investment manager
Franklin Templeton Services, LLC (FT Services)   Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.75% per year of the average weekly managed assets. Managed assets are defined as the Fund's gross asset value minus the sum of accrued liabilities, other than the principal amount of the Notes.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2010 ...............................   $ 6,827,086
   2011 ...............................    37,932,623
   2012 ...............................    18,676,213
   2013 ...............................     3,096,550
   2014 ...............................     4,643,995
   2017 ...............................     1,679,183
                                          -----------
                                          $72,855,650
                                          ===========

On August 31, 2009, the Fund had expired capital loss carryforwards of $325,863, which were reclassified to paid-in capital.


                               Annual Report | 27

Franklin Universal Trust

6. INCOME TAXES (CONTINUED)

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2009, the Fund deferred realized capital losses and realized currency losses of $8,134,479 and $114,950, respectively.

The tax character of distributions paid during the years ended August 31, 2009 and 2008, was as follows:

                                                  2009          2008
                                              -----------   -----------
Distributions paid from ordinary income: ..   $11,460,143   $11,502,730

At August 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .......................................   $195,229,709
                                                              ============
Unrealized appreciation ...................................   $ 16,962,682
Unrealized depreciation ...................................    (25,507,877)
                                                              ------------
Net unrealized appreciation (depreciation) ................   $ (8,545,195)
                                                              ============
Distributable earnings - undistributed ordinary income ....   $  3,259,975
                                                              ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, payments-in-kind, bond discounts and premiums, corporate actions, and Note issuance costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, payments-in-kind, bond discounts and premiums, and corporate actions.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2009, aggregated $42,217,232 and $54,110,984, respectively.

8. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                               28 | Annual Report

Franklin Universal Trust

9. CREDIT RISK AND DEFAULTED SECURITIES

At August 31, 2009, the Fund had 72.37% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At August 31, 2009, the aggregate value of these securities was $6,746,266, representing 3.61% of the Fund's portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At August 31, 2009, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL AMOUNT/                                                                  ACQUISITION
     SHARES         ISSUER                                                             DATE         COST      VALUE
-----------------   ------                                                         -----------   ---------   ------
     721,603        Atherton Franchise Capital, 13.073%, 12/01/08 ..............      4/28/94    $ 721,603   $7,216
     181,875        VS Holdings Inc. ...........................................     12/06/01      181,875       --
                                                                                                             ------
                       TOTAL RESTRICTED SECURITIES (0.00% of Net Assets)(a) ....                             $7,216
                                                                                                             ======

(a)  Rounds to less than 0.01% of net assets.

11. OTHER CONSIDERATIONS

From time to time, officers, directors or employees of the Fund's Investment Manager may have discussions or enter into agreements with issuers, underwriters or creditors' committees which, pursuant to the Fund's policies and requirements of applicable securities laws, could prevent the Fund from trading in the securities of such company for limited or extended periods of time.


                               Annual Report | 29

Franklin Universal Trust

12. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on September 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                             LEVEL 1        LEVEL 2     LEVEL 3        TOTAL
                                           -----------   ------------   -------    ------------
ASSETS:
   Investments in Securities:
   Equity Investments:(a)
      Automobiles & Components             $        --   $         --   $1,096     $      1,096
      Commercial & Professional Services            --             --       --(b)            --(b)
      Diversified Financials                        --        281,030       --          281,030
      Other Equity Investments(c)           49,502,691             --       --       49,502,691
   Senior Floating Rate Interests                   --        914,000       --          914,000
   Corporate Bonds                                  --    135,838,439    7,216      135,845,655
   Short Term Investments                      140,042             --       --          140,042
                                           -----------   ------------   ------     ------------
      Total Investments in Securities      $49,642,733   $137,033,469   $8,312     $186,684,514
                                           ===========   ============   ======     ============

(a)  Includes common and preferred stock as well as other equity investments.

(b)  Includes security determined to have no value at August 31, 2009.

(c) For detailed industry descriptions, see the accompanying Statement of Investments.


                               30 | Annual Report

Franklin Universal Trust

12. FAIR VALUE MEASUREMENTS (CONTINUED)

At August 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                                                                      NET CHANGE
                                                                 NET CHANGE                                          IN UNREALIZED
                                                                     IN                                              APPRECIATION
                                                     NET         UNREALIZED        NET        TRANSFER              (DEPRECIATION)
                                     BEGINNING     REALIZED     APPRECIATION    PURCHASES   IN (OUT) OF    ENDING   ON ASSETS HELD
                                      BALANCE    GAIN (LOSS)   (DEPRECIATION)    (SALES)      LEVEL 3     BALANCE     AT YEAR END
                                     ---------   -----------   --------------   ---------   -----------   -------   --------------
ASSETS
   Equity Investments:
      Automobiles & Components ...   $   --      $        --     $       --      $    --       $1,096     $1,096          $--
      Commercial & Professional
         Services ................       --(a)            --             --           --           --         --(a)        --
    Corporate Bonds ..............     7,611      (3,384,733)     3,388,384       (4,046)          --      7,216           --
                                      ------     -----------     ----------      -------       ------     ------          ---
Total ............................    $7,611     $(3,384,733)    $3,388,384      $(4,046)      $1,096     $8,312          $--
                                      ======     ===========     ==========      =======       ======     ======          ===

(a)  Includes security determined to have no value at August 31, 2009.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through October 20, 2009, the issuance date of the financial statements, and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

FRN - Floating Rate Note
PIK - Payment-in-kind


                               Annual Report | 31

Franklin Universal Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN UNIVERSAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Franklin Universal Trust (the "Fund") at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 20, 2009


                               32 | Annual Report

Franklin Universal Trust

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 14.67% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $2,142,705 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $7,302,814 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2009.


                               Annual Report | 33

Franklin Universal Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupation during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED           BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ----------------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 1988           134                       Bar-S Foods (meat packing
One Franklin Parkway                                                                              company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)         Trustee           Since 2000           111                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                  Trustee           Since 2007           111                       ICO Global Communications
One Franklin Parkway                                                                              (Holdings) Limited (satellite
San Mateo, CA 94403-1906                                                                          company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)          Trustee           Since 2004           134                       Hess Corporation (exploration and
One Franklin Parkway                                                                              refining of oil and gas), H.J.
San Mateo, CA 94403-1906                                                                          Heinz Company (processed foods and
                                                                                                  allied products), RTI
                                                                                                  International Metals, Inc.
                                                                                                  (manufacture and distribution of
                                                                                                  titanium), Canadian National
                                                                                                  Railway (railroad) and White
                                                                                                  Mountains Insurance Group, Ltd.
                                                                                                  (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).


                               34 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED           BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ----------------------------------
FRANK W.T. LAHAYE (1929)         Trustee           Since 1988           111                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)            Trustee           Since 2005           134                       Hess Corporation (exploration and
One Franklin Parkway                                                                              refining of oil and gas).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2007           142                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)            Lead              Trustee since        111                       None
One Franklin Parkway             Independent       2006 and since
San Mateo, CA 94403-1906         Trustee           2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED           BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ----------------------------------
**EDWARD B. JAMIESON (1948)      Trustee,          Trustee, President   1                         None
One Franklin Parkway             President         since 1993 and
San Mateo, CA 94403-1906         and Chief         Chief Executive
                                 Executive         Officer -
                                 Officer -         Investment
                                 Investment        Management
                                 Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of four of the investment companies in Franklin Templeton Investments.


                               Annual Report | 35

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED           BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ----------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and       Trustee since        134                       None
One Franklin Parkway             Chairman of       1988 and
San Mateo, CA 94403-1906         the Board         Chairman of the
                                                   Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

**RUPERT H. JOHNSON, JR. (1940)  Trustee and       Since 1988           52                        None
One Franklin Parkway             Senior Vice
San Mateo, CA 94403-1906         President

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Since 2004           Not Applicable            Not Applicable
One Franklin Parkway             Compliance
San Mateo, CA 94403-1906         Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)        Chief             Since March 2009     Not Applicable            Not Applicable
One Franklin Parkway             Executive
San Mateo, CA 94403-1906         Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

GASTON GARDEY (1967)             Treasurer,        Since March 2009     Not Applicable            Not Applicable
One Franklin Parkway             Chief Financial
San Mateo, CA 94403-1906         Officer and
                                 Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments.

ALIYA S. GORDON (1973)           Vice President    Since March 2009     Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               36 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED           BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ----------------------------------
DAVID P. GOSS (1947)             Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)            Vice President    Since August 2009    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)        Vice President    Since August 2009    Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)         Vice President    Since 2006           Not Applicable            Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.


                               Annual Report | 37

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED           BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ----------------------------------
CRAIG S. TYLE (1960)             Vice President    Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Edward B. Jamieson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of the Fund's investment manager.

Note:   Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES OR THE LISTING STANDARDS APPLICABLE TO THE FUND.


                               38 | Annual Report

Franklin Universal Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended February 28, 2009. Additionally, the Fund expects to file, on or about October 30, 2009, such certifications with its Form N-CSR for the year ended August 31, 2009.


                               Annual Report | 39

                      This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

ANNUAL REPORT

FRANKLIN UNIVERSAL TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.
(800) DIAL BEN(R)

TRANSFER AGENT

PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FUT A2009 10/09


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $31,450 for the fiscal year ended August 31, 2009 and $32,714 for the fiscal year ended August 31, 2008.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,000 for the fiscal year ended August 31, 2009 and $0 for the fiscal year ended August 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2009 and $141 for the fiscal year ended August 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2009 and $283,936 for the fiscal year ended August 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $6,000 for the fiscal year ended August 31, 2009 and $284,077 for the fiscal year ended August 31, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. Members of the Audit Committee are: Robert F. Carlson, Frank W. T. LaHaye, Frank A. Olson and John B. Wilson.


ITEM 6. SCHEDULE OF INVESTMENTS. N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund with the manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor that the manager considers in determining how proxies should be voted. However, the manager does not consider recommendations from management to be determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. The manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the manager conducts an independent review of each anti-takeover proposal. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to the manager's proxy voting decisions for international investments. However, the manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)(1) As of October 30, 2009, the portfolio managers of the Fund are as follows:

CHRISTOPHER J. MOLUMPHY CFA, DIRECTOR AND Executive Vice President OF ADVISERS Mr. Molumphy has been a portfolio manager of the Fund since 1991. He has primary responsibility for the investments of the Fund. Mr. Molumphy has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1988.

GLENN I. VOYLES CFA, Vice President OF ADVISERS
Mr. Voyles has been a manager of the Fund since 1999, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment for the global income component of the Fund. He joined Franklin Templeton Investments in 1993.

CFA and Chartered Financial Analyst are trademarks owned by CFA Institute.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended August 31, 2008.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

-------------------------------------------------------------------------------
NAME        NUMBER     ASSETS     NUMBER     ASSETS       NUMBER       ASSETS
            OF OTHER   OF OTHER   OF OTHER   OF OTHER     OF           OF
            REGISTERED REGISTERED POOLED     POOLED       OTHER        OTHER
            INVESTMENT INVESTMENT INVESTMENT INVESTMENT   ACCOUNTS     ACCOUNTS
            COMPANIES  COMPANIES  VEHICLES   VEHICLES     MANAGED/1    MANAGED
            MANAGED    MANAGED    MANAGED/1  MANAGED                  (X $1
                       (X $1                 (X $1                   MILLION)/1
                       MILLION)              MILLION)/1
-------------------------------------------------------------------------------
Christopher J.
Molumphy        8      11,425.1      5        1,609.6        2          356.4

-------------------------------------------------------------------------------
Glenn I. Voyles 0        N/A         0          N/A          0           N/A
-------------------------------------------------------------------------------
1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):


                                        Dollar Range of Fund
                                         Shares Beneficially
          Portfolio Manager                     Owned
         ----------------------------------------------------------------------
         Christopher J. Molumphy                None
         ----------------------------------------------------------------------
         Glenn I. Voyles                        None
         ----------------------------------------------------------------------


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN UNIVERSAL TRUST



By/s/LAURA F. FERGERSON
------------------------------------
Laura F. Fergerson
Chief Executive Officer - Finance and
 Administration
Date:  October 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By/s/LAURA F. FERGERSON
------------------------------------
Laura F. Fergerson
Chief Executive Officer - Finance and
 Administration
Date:  October 28, 2009


By /s/GASTON GARDEY
------------------------------------
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date:  October 28, 2009